Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Avita Medical, Inc. (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Transition Report on Form 10-KT for the transition period ended December 31, 2021 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-KT fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 28, 2022	/s/ Michael Perry
	Name:	Michael Perry
	Title:	President and Chief Executive Officer

Dated: February 28, 2022	/s/ Michael Holder
	Name:	Michael Holder
	Title:	Chief Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Form 10-KT or as a separate disclosure document.